PROSPECTUS | MARCH 1, 2001
                                           AS SUPPLEMENTED ON SEPTEMBER 19, 2001

[INVESTOR CLASS (written vertically)]




                                                                      The Strong
                                                                 Cash Management
                                                                           Funds


                                              [PICTURE OF MAN HOLDING TELEPHONE]











                                    Strong Heritage Money Fund
                                   Strong Investors Money Fund
                                      Strong Money Market Fund
                            Strong Municipal Money Market Fund
                                    Strong Tax-Free Money Fund

                                         Strong Advantage Fund
                               Strong Municipal Advantage Fund


                                                          [STRONG LOGO]   STRONG

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

What are the funds' goals? ....................................................1

What are the funds' principal investment strategies? ..........................1

What are the main risks of investing in the funds? ............................4

What are the funds' fees and expenses? .......................................10

Who are the funds' investment advisor and portfolio managers? ................12

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Comparing the Funds ..........................................................14

A Word About Credit Quality ..................................................15

Taxable Investments ..........................................................17

If You Are Subject to the Alternative Minimum Tax ............................18

Financial Highlights .........................................................18

YOUR ACCOUNT

Share Price ..................................................................25

Buying Shares ................................................................26

Selling Shares ...............................................................30

Additional Policies ..........................................................33

Distributions ................................................................35

Taxes ........................................................................36

Services For Investors .......................................................37

Reserved Rights ..............................................................41

For More Information   ...............................................Back Cover


IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?

The STRONG HERITAGE MONEY FUND, STRONG INVESTORS MONEY FUND, and STRONG MONEY MARKET FUND seek current income, a stable share price, and daily liquidity.

The STRONG MUNICIPAL MONEY MARKET FUND and STRONG TAX-FREE MONEY FUND seek federally tax-exempt current income, a stable share price, and daily liquidity.

The STRONG ADVANTAGE FUND seeks current income with a very low degree of share-price fluctuation.

The STRONG MUNICIPAL ADVANTAGE FUND seeks federally tax-exempt current income with a very low degree of share-price fluctuation.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The HERITAGE MONEY FUND, INVESTORS MONEY FUND, and MONEY MARKET FUND are managed to provide attractive yields and a stable share price of $1.00. They invest in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions.

The MUNICIPAL MONEY MARKET FUND is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The fund invests in municipal bonds whose interest may be subject to the federal alternative minimum tax (AMT).

The TAX-FREE MONEY FUND is managed to provide a stable share price of $1.00. The fund invests, under normal market conditions, at least 80% of its net assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT).
Although under normal market conditions, the fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed securities. The fund may also invest any amount in cash or taxable cash equivalents to the extent the manager cannot obtain suitable obligations that are exempt from federal income tax, including the AMT. The fund invests in securities that mature in 397 days or less. The average maturity of the fund will normally be 90 days or less. The fund anticipates that substantially all of the income that it pays will be exempt from federal income tax, including the AMT. To the extent the fund holds taxable securities or securities subject to the AMT, some income the fund pays may be taxable. In addition, income from the fund may be subject to state and local taxes.

((Side Box))

Under normal market conditions, the MUNICIPAL MONEY MARKET FUND, the TAX-FREE MONEY FUND, and the MUNICIPAL ADVANTAGE FUND will invest at least 80% of their net assets in municipal obligations. MUNICIPAL OBLIGATIONS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal obligations pay interest that is exempt from federal income tax. Examples of municipal obligations are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.


The managers of the HERITAGE MONEY FUND, the INVESTORS MONEY FUND, the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND may sell a holding if its fundamental qualities (for example, credit quality) deteriorate, or to take advantage of more attractive yield opportunities.

The ADVANTAGE FUND invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The fund invests primarily in higher- and medium-quality bonds. To enhance its return potential, the fund also invests a portion of its assets in bonds that have longer maturities or are of lower-quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. To help limit changes in share price, the fund's average maturity is usually one year or less. To a limited extent, the fund may also invest in foreign securities.

The MUNICIPAL ADVANTAGE FUND invests, under normal conditions, primarily in very short-term municipal bonds. The fund invests primarily in higher- and medium-quality municipal bonds. To enhance its return potential, the fund also invests a limited portion of its assets in bonds that have longer maturities or are of lower-quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. To help limit changes in share price, the fund's average maturity is usually one year or less. The fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the federal alternative minimum tax (AMT). To a limited extent, the fund may also invest in mortgage- and asset-backed securities.

The managers of the ADVANTAGE FUND and the MUNICIPAL ADVANTAGE FUND may sell a holding if its value becomes unattractive (for example, when its fundamental qualities deteriorate or when other opportunities exist that have more attractive yields). Also, the managers may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or, except for the MUNICIPAL ADVANTAGE FUND, foreign governments) as a temporary defensive position to avoid losses during adverse market, economic, or political conditions. Taking a temporary defensive position could reduce the benefit to the funds if the market goes up. In this case, the funds may not achieve their investment goals. The funds were designed for investors who seek higher yields than those generally offered by money market funds and who are willing to accept some modest share-price fluctuation to achieve that objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

FOR THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS (MONEY MARKET FUNDS):

NOT INSURED RISK: Your investment in each of the money market funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Each fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in these funds.

INTEREST-RATE RISK: As interest rates rise, each of the money market fund's fixed income securities will decrease in value. The longer the maturity of a security, the greater its interest-rate risk.

INVESTMENT RISK: For the MUNICIPAL MONEY MARKET FUND and the TAX-FREE MONEY FUND, economic, business, or political developments may affect the ability of municipal issuers to repay principal and to make interest payments. This could result in fluctuations in the fund's returns.

MANAGEMENT RISK: Each of the money market funds is subject to management risk because each fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each fund's managers will produce the desired results.

MUNICIPAL DERIVATIVES RISKS: The MUNICIPAL MONEY MARKET FUND and the TAX-FREE MONEY FUND invest in derivative securities issued by partnerships and grantor trusts, which allows it to receive principal and interest payments related to underlying municipal bonds or notes. The fund will only invest in these securities if it receives an opinion of legal counsel that the interest on them will be tax-exempt. However, these securities are subject to structural risks that could cause the fund to receive taxable income or to lose money. The fund invests in these securities only when the investment is consistent with the fund's objective of maintaining a stable share price of $1.00.

The money market funds are appropriate for investors who are comfortable with the risks described here and who need cash immediately. They can also be used as a permanent conservative part of your portfolio.

FOR THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS (BOND FUNDS):

BOND RISKS: The major risks of each bond fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates--generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit-quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

FOREIGN SECURITIES RISKS: The ADVANTAGE FUND may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

HIGH-YIELD BOND RISKS: Each of the bond funds invests a limited portion of its assets in lower-quality bonds, commonly known as high-yield bonds or junk bonds, that present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns but also involve greater risk than bonds of better quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the fund's share price.

INVESTMENT RISK: For the MUNICIPAL ADVANTAGE FUND, economic, business, or political developments may affect the ability of municipal issuers to repay principal and to make interest payments. This could result in fluctuations in the fund's returns.

MANAGEMENT RISK: Each of the bond funds is subject to management risk because each fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each fund's managers will produce the desired results.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS: Each of the bond funds invests in mortgage-backed and asset-backed securities. These securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the fund's share price and its income distributions.

NOT INSURED RISK: An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The share price of each of the bond funds will vary. The bond funds are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE
Each of the funds, except the TAX-FREE MONEY FUND has adopted a multiple class plan. The ADVANTAGE FUND, the HERITAGE MONEY FUND, and the MUNICIPAL ADVANTAGE FUND offer Investor Class shares, Advisor Class shares, and Institutional Class shares. The INVESTORS MONEY FUND, the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND offer only Investor Class shares. Only the Investor Class shares of each fund are offered in this prospectus. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and, except for the HERITAGE MONEY FUND, each class of shares is subject to different administrative and transfer agency fees and expenses. The expense structure for the HERITAGE MONEY FUND'S Advisor Class shares is similar to the expense structure for the fund's Institutional Class shares, except the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan.

FUND PERFORMANCE
The following return information illustrates how the performance of the funds' Investor Class shares can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the past performance does not represent how the funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

For the TAX-FREE MONEY FUND, the bar chart and performance table are not presented because the fund did not begin operations until December 15, 2000.

CALENDAR YEAR TOTAL RETURNS
--------------------------------------------------------------------------------------------------------------------
Year    Money Market     Municipal Money    Heritage Money   Advantage      Municipal Advantage  Investors Money
                         Market
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   1991       6.1%             5.2%               -               10.6%           -                    -
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   1992       3.7%             3.4%               -                8.4%           -                    -
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   1993       2.9%             2.5%               -                7.9%           -                    -
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   1994       4.0%             2.9%               -                3.6%           -                    -
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   1995       6.2%             4.1%               -                7.5%           -                    -
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   1996       5.3%             3.6%               5.7%             6.7%           4.9%                 -
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   1997       5.3%             3.6%               5.6%             6.5%           5.1%                 -
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   1998       5.3%             3.6%               5.5%             4.8%           4.6%                 -
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   1999       4.7%             3.3%               5.0%             5.3%           3.0%                 5.4%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   2000       5.9%             4.2%               6.2%             6.8%           3.9%                 6.5%
--------------------------------------------------------------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------
Heritage Money                        1.6% (4th Q 2000)                   1.1% (1st Q 1999)
Investors Money                       1.7% (4th Q 2000)                   1.2% (1st Q 1999)
Money Market                          1.7% (1st Q 1991)                   0.7% (2nd & 3rd Q 1993)
Municipal Money Market                1.3% (1st Q 1991)                   0.6% (1st Q 1994)
Advantage                             3.0% (4th Q 1991)                   0.4% (2nd Q 1994)
Municipal Advantage                   1.7% (3rd Q 1996)                   0.6% (1st Q 1996)

AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 12-31-00
FUND/INDEX                              1-YEAR     5-YEAR     10-YEAR           SINCE FUND INCEPTION(1)
HERITAGE MONEY                          6.21%      5.59%         --              5.65%
Salomon Smith Barney 3-Month
Treasury Bill Index                     5.96%      5.25%         --              5.29%
Lipper Money Market Funds Index         5.94%      5.18%         --              5.21%
INVESTORS MONEY                         6.51%      --            --              5.88%
Salomon Smith Barney 3-Month
Treasury Bill Index                     5.96%      --            --              5.25%
Lipper Money Market Funds Index         5.94%      --            --              5.25%
MONEY MARKET                            5.94%      5.30%          4.94%          5.83%
Salomon Smith Barney 3-Month
Treasury Bill Index                     5.96%      5.25%          4.87%          5.62%
Lipper Money Market Funds Index         5.94%      5.18%          4.71%          5.61%
MUNICIPAL MONEY MARKET                  4.18%      3.64%          3.63%          4.16%
Salomon Smith Barney 3-Month
Treasury Bill Index                     5.96%      5.25%          4.87%          5.55%
Lipper Tax-Exempt Money
Market Funds Index                      3.64%      3.16%          3.08%          3.67%
ADVANTAGE                               6.77%      5.99%          6.78%          7.02%
Salomon Smith Barney 1-Year
Treasury Benchmark-on-the-Run Index     7.10%      5.80%          5.70%          6.31%
Lipper Ultra Short
Obligations Funds Average               6.59%      5.64%          5.46%          6.00%
MUNICIPAL ADVANTAGE                     3.93%      4.29%         --              4.40%
Lehman Brothers Municipal
1 Year Bond Index                       5.35%      4.40%         --              4.40%
Lipper Short Municipal
Debt Funds Index                        4.94%      4.02%         --              4.04%

(1) THE HERITAGE MONEY FUND, THE INVESTORS MONEY FUND, THE MONEY MARKET FUND, THE MUNICIPAL MONEY MARKET FUND, THE ADVANTAGE FUND, AND THE MUNICIPAL ADVANTAGE FUND COMMENCED OPERATIONS ON JUNE 29, 1995, JANUARY 31, 1998, OCTOBER 22, 1985, OCTOBER 23, 1986, NOVEMBER 25, 1988, AND NOVEMBER 30, 1995, RESPECTIVELY.

THE SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD OF THREE-MONTH TREASURY BILLS. THE LIPPER MONEY MARKET FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. THE LIPPER TAX-EXEMPT MONEY MARKET FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON ONE-YEAR TREASURY BILLS. THE LIPPER ULTRA SHORT OBLIGATIONS FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN INVESTMENT-GRADE DEBT ISSUES, OR BETTER, AND MAINTAIN A PORTFOLIO DOLLAR-WEIGHTED AVERAGE MATURITY BETWEEN 91 DAYS AND 365 DAYS. THE LEHMAN BROTHERS MUNICIPAL 1 YEAR BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF ONE-YEAR, TAX-EXEMPT BONDS. THE LIPPER SHORT MUNICIPAL DEBT FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY.

For current yield information on these funds, call 1-800-368-3863.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)
The Investor Class shares of each fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
The costs of operating the funds are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF  AVERAGE NET ASSETS)


                                                                                            TOTAL ANNUAL FUND
                                        MANAGEMENT FEES                                     OPERATING EXPENSES
  FUND                                                          OTHER EXPENSES
--------------------------------- ----------------------- --------------------------- -------------------------
  Heritage Money                        0.15%                   0.42%                       0.57%(1)
  Investors Money                       0.15%                   0.64%                       0.79%(2)
  Money Market                          0.15%                   0.70%                       0.85%(1), (2)
  Municipal Money Market                0.15%                   0.45%                       0.60%(2)
  Tax-Free Money                        0.15%                   0.69%                       0.84%(1), (2)
  Advantage                             0.30%                   0.49%                       0.79%
  Municipal Advantage                   0.30%                   0.32%                       0.62%

(1) TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE HERITAGE MONEY FUND, THE MONEY MARKET FUND, AND THE TAX-FREE MONEY FUND DO NOT REFLECT OUR WAIVER OF MANAGEMENT FEES AND/OR ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL EXPENSES
WERE: HERITAGE MONEY FUND, 0.40%, MONEY MARKET FUND, 0.65%, AND TAX-FREE MONEY FUND, 0.60%. WE CAN TERMINATE WAIVERS AND/OR ABSORPTIONS FOR THESE FUNDS AT ANY TIME.
(2) MANAGEMENT FEES AND OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT CURRENT FEES. OTHER EXPENSES FOR THE TAX-FREE MONEY FUND ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

 EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before fee waivers and expense absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------- ---------- ----------- ----------- ------------
Heritage Money                  $58        $183        $318        $714
Investors Money                 $81        $252        $439        $978
Money Market                    $87        $271        $471        $1,049
Municipal Money Market          $61        $192        $335        $750
Tax-Free Money                  $86        $268        $466        $1,037
Advantage                       $81        $252        $439        $978
Municipal Advantage             $63        $199        $346        $774

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of December 31, 2000, of over $44 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

The following individuals are the funds' portfolio managers.

JOHN C. BONNELL manages the MUNICIPAL MONEY MARKET FUND and the TAX-FREE MONEY FUND . He has over ten years of investment experience and is a Chartered Financial Analyst. He joined Strong as a co-portfolio manager of the MUNICIPAL MONEY MARKET FUND in May 1999 and became sole manager of the fund in March 2000. He has managed the TAX-FREE MONEY FUND since its inception in December 2000. From 1989 to 1999, Mr. Bonnell worked at USAA Investment Management Company. From 1996 to 1999, he was an executive director and portfolio manager. From 1995 to 1996, he was a senior securities analyst and, from 1991 to 1995, a securities analyst. Mr. Bonnell received his bachelors degree in Finance from the University of Texas in 1987 and his Masters of Business Administration from St. Mary's University in 1991.

MARY-KAY BOURBULAS co-manages the MUNICIPAL ADVANTAGE FUND. She has over ten years of investment experience. She joined Strong in October 1991 as a portfolio manager and has co-managed the MUNICIPAL ADVANTAGE FUND since March 2000. Prior to joining Strong, Ms. Bourbulas was a tax-exempt portfolio manager at Stein Roe & Farnham. Ms. Bourbulas received her bachelors degree in Economics from Northwestern University in 1989.

LYLE J. FITTERER co-manages the MUNICIPAL ADVANTAGE FUND. He has over seven years of investment experience and is a Chartered Financial Analyst and Certified Public Accountant. He joined Strong in 1989. He was an equity trader from February 1992 to February 1993 and a fixed income research analyst/trader from February 1993 to January 1996. He was a fixed income portfolio manager from January 1996 to December 1998 and the Managing Director of Institutional Client Services from December 1998 to March 2000. Mr. Fitterer received his bachelors degree in Accounting from the University of North Dakota in 1989.

JEFFREY A. KOCH co-manages the ADVANTAGE FUND. He has over ten years of investment experience and is a Chartered Financial Analyst. He has been a portfolio manager since January 1990. Mr. Koch joined Strong in June 1989. He has managed or co-managed the ADVANTAGE FUND since July 1991. Mr. Koch received his bachelors degree in Economics from the University of Minnesota in 1987 and his Masters of Business Administration in Finance from Washington University in 1989.

JAY N. MUELLER manages the HERITAGE MONEY FUND, the INVESTORS MONEY FUND, and the MONEY MARKET FUND. He has over 15 years of investment experience and is a Chartered Financial Analyst. He joined Strong as a portfolio manager in September 1991. He has managed the HERITAGE MONEY FUND since its inception in June 1995, the INVESTORS MONEY FUND since its inception in January 1998, and the MONEY MARKET FUND since September 1991. From 1987 to 1991, Mr. Mueller was employed by R. Meeder & Associates as a securities analyst and portfolio manager. Mr. Mueller received his bachelors degree in Economics from the University of Chicago in 1982.

THOMAS A. SONTAG co-manages the ADVANTAGE FUND. He has over 15 years of industry experience. He joined Strong in November 1998 as a co-portfolio manager of the ADVANTAGE FUND. From 1986 to November 1998, Mr. Sontag worked at Bear Stearns & Co., most recently acting as a Managing Director of the Fixed Income Department. From September 1982 until December 1985, Mr. Sontag was employed in the Fixed Income Department at Goldman Sachs & Co. Mr. Sontag received his bachelors degree in Economics and Finance from the University of Wisconsin in 1981 and his Masters of Business Administration in Finance from the University of Wisconsin in 1982.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

COMPARING THE FUNDS

The  following  will  help  you   distinguish  the  funds  and  determine  their
suitability for your investment needs:

                           AVERAGE                                              INCOME
FUND                       MATURITY         CREDIT QUALITY                      POTENTIAL        VOLATILITY
--------------------------------------------------------------------------------------------------------------
Heritage Money             90 days          Two highest ratings                 Low              Stable, but not
Investors Money            or less                                                               guaranteed
Money Market
Municipal Money Market
Tax-Free Money
---------------------------------------------------------------------------------------------------------
Advantage                  1 year or        At least 75% rated                  Low to            Very Low
                           less             higher- and medium-quality          Moderate
                                            Up to 25% rated lower-quality
----------------------------------------------------------------------------------------------------------
Municipal Advantage        1 year or        At least 90% rated                  Low to            Very Low
                           less             higher- and medium-quality          Moderate
                                            Up to 10% rated lower-quality


A WORD ABOUT CREDIT QUALITY

CREDIT  QUALITY  measures  the  issuer's  expected  ability to pay  interest and
principal   payments  on  time.   Credit   quality   can  be   "higher-quality",
"medium-quality", "lower-quality", or "in default".

HIGHER-QUALITY means long-term debt securities that are in any of the three highest rating categories (for example, AAA to A by Standard & Poor's Ratings Group (S&P)*) or short-term debt securities that are in either of the two highest rating categories (for example, A-1 and A-2 or SP-1 and SP-2 by S&P*).

MEDIUM-QUALITY means long term-debt securities that are in the fourth-highest rating category. For example, bonds rated BBB by S&P*.

LOWER-QUALITY means long-term debt securities that are below the fourth-highest rating category. They are also known as non-investment, high-risk, high-yield, or "junk bonds". For example, bonds rated BB to C by S&P*.
---------------------
* OR THOSE RATED IN THIS CATEGORY BY ANY NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.

These charts show S&P's definitions and ratings groups for credit quality. Other rating organizations use similar definitions. The MUNICIPAL MONEY MARKET FUND and the TAX-FREE MONEY FUND only invest in securities with a "higher-quality" rating for short-term debt securities or in unrated securities of comparable quality.

      For long-term debt securities:

         CREDIT                          S&P'S                        S&P'S RATINGS          RATING
        QUALITY                       DEFINITION                          GROUP              CATEGORY
      ------------- ------------------------------------------------ ----------------- --------------------
         Higher       Extremely strong capacity to meet financial          AAA               Highest
                                      commitment
                    ------------------------------------------------ ----------------- --------------------
                        Very strong capacity to meet financial              AA           Second highest
                                      commitment
                    ------------------------------------------------ ----------------- --------------------
                     Strong capacity to meet financial commitment           A             Third highest
      ------------  ------------------------------------------------ ----------------- --------------------
         Medium      Adverse conditions or changing circumstances          BBB           Fourth highest
                    are more likely to lead to a weakened capacity
                             to meet financial commitment
      ------------- ------------------------------------------------ ----------------- --------------------
         Lower      Uncertainties or adverse conditions could lead          BB
                      to an inadequate capacity to meet financial
                                      commitment
                    ------------------------------------------------ -----------------
                    Adverse conditions will likely impair capacity          B
                      or willingness to meet financial commitment
                    ------------------------------------------------ -----------------
                        Adverse conditions will likely cause no            CCC
                         capacity to meet financial commitment
                    ------------------------------------------------ -----------------
                       Currently highly vulnerable to nonpayment         CC or C
      ------------- ------------------------------------------------ ----------------- --------------------

      For short-term debt securities:

         CREDIT                          S&P'S                        S&P'S RATINGS          RATING
        QUALITY                       DEFINITION                          GROUP             CATEGORY
      ------------- ------------------------------------------------ ----------------- --------------------
         Higher      Strong capacity to pay principal and interest     A-1 or SP-1           Highest
      ------------- ------------------------------------------------ ----------------- --------------------
                      Satisfactory capacity to pay principal and       A-2 or SP-2       Second highest
                                       interest
      ------------- ------------------------------------------------ ----------------- --------------------

We determine a bond's credit quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action such as selling the bond.

Each fund invests, and the MUNICIPAL ADVANTAGE FUND invests a significant amount of its assets, in municipal bonds that are not rated. When it does, the fund relies more on Strong's internal credit analysis than it would if the fund were investing in rated bonds. Also, investments in lower-quality bonds will be more dependent on Strong's credit analysis than would be higher-quality bonds because, while lower-quality bonds generally offer higher yields than higher-quality bonds with similar maturities, lower-quality bonds involve greater risks. These risks include the possibility of default or bankruptcy because the issuer's capacity to pay interest and repay principal is considered predominantly speculative. Also, lower-quality bonds are less liquid, meaning that they may be harder to sell than bonds of higher quality because the demand for them may be lower and there are fewer potential buyers. This lack of liquidity may lower the value of the fund and your investment.

TAXABLE INVESTMENTS

The MUNICIPAL MONEY MARKET FUND, the MUNICIPAL ADVANTAGE FUND, and the TAX-FREE MONEY FUND may invest up to 20% of their net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as the fund's investments in municipal bonds. The MUNICIPAL ADVANTAGE FUND will generally invest in these bonds to take advantage of capital gains opportunities. These bonds may produce taxable income, including income subject to the federal alternative minimum tax (AMT) and income subject to state and local taxes, unlike municipal bonds that generally provide tax-exempt income.

IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX

The MUNICIPAL MONEY MARKET FUND and the MUNICIPAL ADVANTAGE FUND may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a substantial portion of the fund's distributions to you may not be exempt from federal income tax. If this is the case, a fund's net return to you may be lower.

FINANCIAL HIGHLIGHTS

This information describes investment performance of the Investor Class shares of each fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report. Financial highlights are not presented for the TAX-FREE MONEY FUND because the fund did not begin operations until December 15, 2000.



STRONG HERITAGE MONEY FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------


                                                          --------------------------------------------------------------------
                                                           Oct. 31,     Feb. 29,   Feb. 28,  Feb. 28,  Feb. 28,      Feb. 29,
SELECTED PER-SHARE DATA(a)                                 2000(b)      2000       1999       1998     1997          1996(c)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  1.00     $  1.00    $  1.00    $  1.00   $ 1.00      $  1.00
Income From Investment Operations:
   Net Investment Income                                      0.04        0.05       0.05       0.05     0.06         0.04
   Net Realized and Unrealized Losses on Investments            --          --         --         --    (0.01)          --
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           0.04        0.05       0.05       0.05     0.05         0.04
Less Distributions:
   From Net Investment Income                                (0.04)      (0.05)     (0.05)     (0.05)   (0.06)       (0.04)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                       (0.04)      (0.05)     (0.05)     (0.05)   (0.06)       (0.04)
------------------------------------------------------------------------------------------------------------------------------
   Capital Contribution                                         --          --         --         --     0.01           --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $  1.00     $  1.00    $  1.00    $  1.00   $ 1.00        $ 1.00
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
   Total Return                                               +4.2%       +5.1%      +5.3%      +5.6%     5.7%(d)     +4.1%
   Net Assets, End of Period (In Millions)                 $ 1,438     $ 1,434    $ 1,837    $ 1,484   $2,000          $942
   Ratio of Expenses to Average Net Assets Without
     Waivers and Absorptions                                   0.6%*       0.6%       0.6%       0.6%    0. 6%         0.6%*
   Ratio of Expenses to Average Net Assets                     0.4%*       0.4%       0.3%       0.2%     0.1%         0.0%*(e)
   Ratio of Net Investment Income to Average Net Assets        6.1%*       5.0%       5.2%       5.4%     5.6%         5.9%*

 * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

(b)  In 2000, the fund changed its fiscal year-end from February to October.

(c)  For the period from June 29, 1995 (inception) to February 29, 1996.

(d) Had the Advisor not made the capital contribution as noted above, the adjusted total return would have been 5.0% for the fiscal year ended February 28, 1997.

(e)  Amount calculated is less than 0.01%.

STRONG INVESTORS MONEY FUND - INVESTOR CLASS
-------------------------------------------------------------------------------


                                                                             ---------------------------------------------------
                                                                                 Oct. 31,     Feb. 29,  Feb. 28,    Feb. 28,
SELECTED PER-SHARE DATA(a)                                                       2000(b)      2000      1999        1998(c)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $ 1.00         $1.00      $ 1.00       $ 1.00
Income From Investment Operations:
   Net Investment Income                                                         0.04          0.05        0.06         0.00(d)
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                              0.04          0.05        0.06         0.00(d)
Less Distributions:
   From Net Investment Income                                                   (0.04)        (0.05)      (0.06)          --
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                          (0.04)        (0.05)      (0.06)          --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $ 1.00        $ 1.00      $ 1.00       $ 1.00
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA

--------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                                  +4.4%         +5.5%       +5.7%        +0.5%
   Net Assets, End of Period (In Millions)                                     $  661         $ 517       $ 256       $    7
   Ratio of Expenses to Average Net Assets Without
     Waivers and Absorptions                                                      0.8%*         0.8%        0.9%         2.0%*
   Ratio of Expenses to Average Net Assets                                        0.1%*         0.0%(d)     0.0%         0.0%*
   Ratio of Net Investment Income to Average Net Assets                           6.4%*         5.4%        5.4%         6.1%*

*    Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

(b)  In 2000, the fund changed its fiscal year-end from February to October.

(c)  For the period from January 31, 1998 (inception) to February 28, 1998.

(d)  Amount calculated is less than $0.01 or 0.1%.

STRONG MONEY MARKET FUND - INVESTOR CLASS
--------------------------------------------------------------------------------


                                                             ----------------------------------------------------------------
                                                                Oct. 31,   Feb. 29,  Feb. 28,   Oct. 31,  Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA(a)                                      2000(b)    2000      1999(c)    1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $ 1.00   $ 1.00   $ 1.00    $ 1.00      $ 1.00     $  1.00
Income From Investment Operations:
   Net Investment Income                                            0.04     0.05     0.02      0.05        0.05        0.05
   Net Realized and Unrealized Losses on Investments                  --       --       --        --       (0.01)         --
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.04     0.05     0.02      0.05        0.04        0.05
Less Distributions:
   From Net Investment Income                                      (0.04)   (0.05)   (0.02)    (0.05)      (0.05)      (0.05)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.04)   (0.05)   (0.02)    (0.05)      (0.05)      (0.05)
------------------------------------------------------------------------------------------------------------------------------
Capital Contribution                                                  --       --       --        --        0.01          --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $ 1.00   $ 1.00     1.00    $ 1.00      $ 1.00      $ 1.00
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                     +4.0%    +4.8%    +1.5%     +5.3%       +5.3%(d)   +5.4%
   Net Assets, End of Period (In Millions)                        $2,036   $1,999   $1,926    $1,924      $1,838      $1,949
   Ratio of Expenses to Average Net Assets Without
     Waivers and Absorptions                                         0.8%*    0.8%     0.9%*     0.9%        0.9%        0.8%
   Ratio of Expenses to Average Net Assets                           0.7%*    0.7%     0.6%*     0.5%        0.5%        0.4%
   Ratio of Net Investment Income to Average Net Assets              5.8%*    4.7%     4.6%*     5.2%        5.2%        5.3%

*  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

(b) In 2000, the fund changed its fiscal year-end from February to October.

(c) In 1999, the fund changed its fiscal year-end from October to February.

(d) Had the Advisor not made the capital contribution as noted above, the adjusted total return would have been 4.5% for the year ended October 31, 1997.

STRONG MUNICIPAL MONEY MARKET FUND - INVESTOR CLASS
-------------------------------------------------------------------------------


                                                             ----------------------------------------------------------------------
                                                             Oct. 31,    Feb. 29,  Feb. 28,  Feb. 28, Feb. 28,   Feb. 29,  Dec. 31,
SELECTED PER-SHARE DATA(a)                                   2000(b)     2000      1999      1998     1997       1996(c)   1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $   1.00     $  1.00  $  1.00  $  1.00    $  1.00  $  1.00     $  1.00
Income From Investment Operations:
   Net Investment Income                                        0.03        0.03     0.03     0.04       0.03     0.01        0.04
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             0.03        0.03     0.03     0.04       0.03     0.01        0.04
Less Distributions:
   From Net Investment Income(d)                               (0.03)      (0.03)   (0.03)   (0.04)     (0.03)   (0.01)      (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                         (0.03)      (0.03)   (0.03)   (0.04)     (0.03)   (0.01)      (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $   1.00     $  1.00  $  1.00  $  1.00    $  1.00  $  1.00     $  1.00
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                 +2.8%       +3.5%    +3.4%    +3.6%      +3.5%    +0.6%       +4.1%
   Net Assets, End of Period (In Millions)                  $  2,746     $ 2,467  $ 2,105  $ 1,871    $ 1,895  $ 1,609     $ 1,416
   Ratio of Expenses to Average Net Assets                       0.6%*       0.6%     0.6%     0.6%       0.6%     0.6%*       0.6%
   Ratio of Net Investment Income to Average Net Assets          4.2%*       3.4%     3.4%     3.5%       3.5%     3.6%*       4.0%

 *  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

(b) In 2000, the fund changed its fiscal year-end from February to October.

(c) In 1996, the fund changed its fiscal year-end from December to February.

(d) Tax-exempt for regular federal income tax purposes.


STRONG ADVANTAGE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------


                                                            -----------------------------------------------------------------------
                                                               Oct. 31,  Feb. 29,  Feb. 28,  Feb. 28,  Feb. 28,  Feb. 29,  Dec. 31,
SELECTED PER-SHARE DATA (a)                                    2000(b)   2000      1999      1998      1997      1996(c)   1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $ 9.87    $ 9.95    $10.08    $10.09    $10.03    $10.04    $ 9.98
Income From Investment Operations:
   Net Investment Income                                         0.43      0.59      0.59      0.62      0.62      0.10      0.67
   Net Realized and Unrealized Gains (Losses) on Investments     0.01     (0.08)    (0.13)    (0.01)     0.06     (0.01)     0.06
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              0.44      0.51      0.46      0.61      0.68      0.09      0.73
Less Distributions:
   From Net Investment Income                                   (0.43)    (0.59)    (0.59)    (0.62)    (0.62)    (0.10)    (0.67)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (0.43)    (0.59)    (0.59)    (0.62)    (0.62)    (0.10)    (0.67)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 9.88    $ 9.87    $ 9.95    $10.08    $10.09    $10.03    $10.04
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                  +4.6%     +5.2%     +4.6%     +6.3%     +7.0%     +0.9%     +7.5%
   Net Assets, End of Period (In Millions)                     $2,156    $2,208    $2,766    $2,164    $1,520    $1,000    $  990
   Ratio of Expenses to Average Net Assets                        0.8%*     0.8%      0.7%      0.8%      0.8%      0.8%*     0.8%
   Ratio of Net Investment Income to Average Net Assets           6.5%*     5.9%      5.8%      6.2%      6.2%      6.3%*     6.6%
   Portfolio Turnover Rate(d)                                    38.4%     48.1%     79.3%    109.6%    154.9%     17.2%    183.7%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  In 2000, the fund changed its fiscal year-end from February to October.
(c)  In 1996, the fund changed its fiscal year-end from December to February.
(d) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

STRONG MUNICIPAL ADVANTAGE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------


                                                            --------------------------------------------------------------------
                                                                Oct. 31,   Feb. 29,   Feb. 28,  Feb. 28,  Feb. 28,     Feb. 29,
SELECTED PER-SHARE DATA(a)                                      2000(b)    2000       1999      1998      1997         1996(c)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 4.96     $ 5.04     $ 5.03    $ 5.01    $ 5.01        $ 5.00
Income From Investment Operations:
   Net Investment Income                                          0.16       0.21       0.21      0.22      0.25          0.06
   Net Realized and Unrealized Gains (Losses) on Investments     (0.01)     (0.08)      0.01      0.02      0.00(d)       0.01
-------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               0.15       0.13       0.22      0.24      0.25          0.07
Less Distributions:
   From Net Investment Income(e)                                 (0.16)     (0.21)     (0.21)    (0.22)    (0.25)        (0.06)
   From Net Realized Gains                                          --         --         --        --     (0.00)(d)       --
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           (0.16)     (0.21)     (0.21)    (0.22)    (0.25)        (0.06)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 4.95     $ 4.96     $ 5.04    $ 5.03     $5.01        $ 5.01
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                   +3.0%      +2.7%      +4.5%     +5.0%     +5.1%         +1.4%
   Net Assets, End of Period (In Millions)                      $1,193     $1,792     $2,171    $1,012     $ 644        $  132
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions and Fees Paid Indirectly by Advisor               0.6%*      0.6%       0.6%      0.7%      0.7%          0.7%*
   Ratio of Expenses to Average Net Assets                         0.6%*      0.6%       0.5%      0.4%      0.0%(d)       0.0%*
   Ratio of Net Investment Income to Average Net Assets            4.7%*      4.3%       4.1%      4.5%      5.0%          4.9%*
   Portfolio Turnover Rate(f)                                     36.5%      35.0%      36.0%     49.6%     40.8%         17.1%


   * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

(b)  In 2000, the fund changed its fiscal year-end from February to October.

(c)  For the period from November 30, 1995 (inception) to February 29, 1996.

(d)  Amount calculated is less than $0.01 or 0.1%.

(e)  Tax-exempt for regular federal income tax purposes.

(f) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.




YOUR ACCOUNT

SHARE PRICE

Your transaction price for buying, selling, or exchanging shares of the funds or specific classes of the funds is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

For the money market funds, we use amortized cost to value money market securities held by a fund.

For the bond funds, NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))
------------------------------------------------------
When we use AMORTIZED COST to value money market fund securities, we generally mean that the security is initially valued at the price we paid for it. After that, the value of the security is gradually increased (amortizing a discount) or decreased (amortizing a premium) each day without regard to fluctuating interest rates.
------------------------------------------------------
((Side Box))
------------------------------------------------------
We determine the share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares outstanding.
------------------------------------------------------

FOREIGN SECURITIES
Some of the bond funds' portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate a fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

                                                  INITIAL INVESTMENT                      ADDITIONAL INVESTMENT
                                                        MINIMUM                                  MINIMUM
     -------------------------------- -------------------------------------------- ------------------------------------
     Regular accounts                 $2,500 for all funds EXCEPT:                 $50 for all funds EXCEPT:
                                      $1,000 for INVESTORS MONEY FUND              $1,000 for HERITAGE MONEY FUND
                                      $25,000 for HERITAGE MONEY FUND
     -------------------------------- -------------------------------------------- ------------------------------------
     Education IRA accounts           $500                                         $50
     (not available for HERITAGE
     MONEY FUND)
     -------------------------------- -------------------------------------------- ------------------------------------
     Other IRAs and UGMA/UTMA         $250 for all funds EXCEPT:                   $50 for all funds EXCEPT:
     accounts                         $25,000 for HERITAGE MONEY FUND              $1,000 for HERITAGE MONEY FUND
     -------------------------------- -------------------------------------------- ------------------------------------
     SIMPLE IRA, SEP-IRA,             the lesser of $250 or $25 per month          $50 for all funds EXCEPT:
     403(b)(7), Keogh, Pension        for all funds EXCEPT:                        $1,000 for HERITAGE MONEY FUND
     Plan, and Profit Sharing Plan    $25,000 for HERITAGE MONEY FUND
     accounts
     -------------------------------- -------------------------------------------- ------------------------------------

PLEASE  REMEMBER  ...

o    You cannot use an Automatic Investment Plan with an Education IRA.

o If you open a qualified retirement plan account where we or one of our alliance partners provides administrative services, there is no initial investment minimum, except for the HERITAGE MONEY FUND which is $25,000.

o    For the INVESTORS MONEY FUND:
o You may only open one regular account. You may not make additional purchases after your account reaches $50,000. If you participate in an Automatic Investment Plan, we will discontinue the plan after your account reaches $50,000.
o You may open up multiple IRA accounts. You may not make additional purchases into your IRA accounts once the aggregate value of all of your IRA accounts in the fund reaches $50,000. If you participate in an Automatic Investment Plan, we will discontinue the plan after the value of your IRA accounts reaches $50,000.

MULTIPLE CLASS PLAN
Each fund, except the TAX-FREE MONEY FUND, has adopted a multiple class plan. The ADVANTAGE FUND, the HERITAGE MONEY FUND, and the MUNICIPAL ADVANTAGE FUND offer Investor Class shares, Advisor Class shares, and Institutional Class shares. The INVESTORS MONEY Fund, THE MONEY MARKET FUND, and the MUNICIPAL MONEY MARKET FUND offer only Investor Class shares. Each class is offered at its net asset value and is subject to fees and expenses that may differ between classes. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and that, except for the HERITAGE MONEY FUND, each class of shares is subject to different administrative and transfer agency fees and expenses. The expense structure for the HERITAGE MONEY FUND'S Advisor Class shares is similar to the expense structure for the fund's Institutional Class shares, except the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan.

BUYING INSTRUCTIONS
You can buy shares in several ways.

MAIL
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

EXCHANGE OPTION
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for a Shareholder Account Options Form.

((Side Box))

                  QUESTIONS?

              Call 1-800-368-3863
                24 hours a day
                 7 days a week

EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 for a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

PLEASE REMEMBER . . .
o We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

SELLING SHARES

You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next business day.

SELLING INSTRUCTIONS
You can sell shares in several ways.

MAIL
Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

REDEMPTION OPTION
Sign up for the redemption option when you open your account, or add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:

     (1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

     (2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

     (3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

STRONG DIRECT(R)
You can redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to redeem shares. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

CHECK WRITING
Sign up for free check writing when you open your account or call 1-800-368-3863 to add it later to an existing account. Check redemptions must be for a minimum of $500 ($1,000 for HERITAGE MONEY FUND). Checks will only be honored if written against purchases that were made more than 10 days before the check is presented for payment. You cannot write a check to close an account.

PLEASE REMEMBER ...

o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to 10 days to allow the purchase check or electronic transaction to clear.

o You will be charged a $10 service fee for a stop payment on a check written on your Strong Funds account.

o    Some transactions and requests require a signature guarantee.

o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
     (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

((Side Box))

There may be special distribution requirements that apply to retirement accounts. For instructions on:

o    Roth and Traditional IRA accounts, call

     1-800-368-3863, and

o SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 1-800-368-2882.



((Side Box))
------------------------------------------------------
SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.
------------------------------------------------------

ADDITIONAL POLICIES

DEPOSIT OF UNSPECIFIED CHECKS
When you do not clearly indicate the fund that you would like to purchase, we will deposit the check into the Strong Money Market Fund until you clarify your investment decision.

HOUSEHOLDING
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong online account access at WWW.STRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong online account access.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------

DISTRIBUTION POLICY
To the extent they are available, each fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated, except for bank holidays. The income declared daily as a dividend for HERITAGE MONEY FUND is based on estimates of net investment income for that fund. The HERITAGE MONEY FUND'S actual income may differ from estimates, and the differences, if any, will be included in the calculation of subsequent dividends for that fund. Dividends earned on weekends, holidays, and days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Unless you meet the requirements for the same-day dividend described above, your investment generally earns dividends from the first business day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, purchase orders placed after the calculation of the fund's NAV each day are accepted the next business day.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, that paid them, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

TAXES
--------------------------------------------------------------------------------

TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

TAX-EXEMPT DISTRIBUTIONS
Exempt-interest dividends from municipal funds are generally exempt from federal income taxes, but may be subject to state and local tax. Also, if you are subject to the federal alternative minimum tax (AMT), you may have to pay federal tax on a substantial portion of your income from exempt-interest dividends. Under normal market conditions, the TAX-FREE MONEY FUND invests at least 80% of its net assets in municipal obligations whose interest is exempt from federal income taxes, including the AMT.

((Side Box))
------------------------------------------------------
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------

RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.

 ((Side Box))
-------------------------------------------------------
YOU MAY WANT TO AVOID selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.
-------------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

STRONG ONLINE ACCOUNT ACCESS
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Strong online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use Strong online account access at WWW.STRONG.COM.

STRONGMAIL
If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

STRONG EXCHANGE OPTION
You may exchange shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than 6 to 12 months. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.

STRONG CHECK WRITING
Strong Funds offers check writing on most of their bond and money market funds. Checks written on your account are subject to this prospectus and the terms and conditions found in the front of the book of checks. You can write only three checks on your accounts in the INVESTORS MONEY FUND.

STRONG AUTOMATIC INVESTMENT SERVICES
You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

o    AUTOMATIC INVESTMENT PLAN (AIP)
     This plan allows you to make regular, automatic investments from your bank checking or savings account.

o    AUTOMATIC EXCHANGE PLAN
     This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

o    AUTOMATIC DIVIDEND REINVESTMENT
     Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

o    PAYROLL DIRECT DEPOSIT PLAN
     This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.

o    SYSTEMATIC WITHDRAWAL PLAN
     This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

STRONG RETIREMENT PLAN SERVICES
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

SAME-DAY DIVIDEND AND WIRE
You will earn a same-day dividend if you purchase shares and have, or with your purchase will have, at least $5 million invested in the HERITAGE MONEY FUND, the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, or the TAX-FREE MONEY FUND and you have completed the appropriate application. The following rules also apply:

o Call 1-800-368-1683 before 3:00 p.m. Central Time for the HERITAGE MONEY FUND, or before 9:00 a.m. Central Time for the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND, and place an irrevocable purchase order.

o You must send the purchase price via federal funds wire, which must be received by 2:30 p.m. Central Time for the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, and the TAX-FREE MONEY FUND and by 5:00 p.m. Central Time for the HERITAGE MONEY FUND. If you do not wire federal funds by this deadline, we may cancel the purchase order. If we do not cancel the order and the HERITAGE MONEY FUND, the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, or the TAX-FREE MONEY FUND borrows an amount of money equal to your purchase price, you may be liable for any interest expense caused by the borrowing.

o    Please call 1-800-368-3940 for wire instructions.

You may also receive a same-day redemption wire by calling 1-800-368-1683. You must place your redemption order by 12:00 noon Central Time for the HERITAGE MONEY FUND, or before 9:00 a.m. Central Time for the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET Fund, and the TAX-FREE MONEY FUND. Redemption proceeds will not earn dividends on the day in which they are wired. If you use a same-day redemption wire to close an account, dividends credited to your account for the month up to the day of redemption will be paid the next business day.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS
-------------------------------------------------------------------------------

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and Strong online account redemption privileges, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders. This includes redemptions made by check writing.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

Additionally, with the STRONG INVESTORS MONEY FUND, we reserve the right to:

o Redeem shares in your regular account that exceed $50,000 (exclusive of dividends).

o Redeem shares in your IRA accounts that, in the aggregate, exceed $50,000 (exclusive of dividends).

o Close accounts and redeem all shares in the accounts if you have more than one regular account.

o Reverse purchase orders that caused the value of your account to exceed $50,000 (exclusive of dividends).

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                         FOR HEARING-IMPAIRED
1-414-359-1400 or 1-800-368-3863                     (TDD)    1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   SERVICE@STRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.


Strong Heritage Money Fund, a series of Strong Heritage Reserve Series, Inc., SEC file number: 811-7285
Strong Investors Money Fund, a series of Strong Heritage Reserve Series, Inc., SEC file number: 811-7285
Strong Money Market Fund, Inc., SEC file number: 811-4374
Strong Municipal Money Market Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770
Strong Tax-Free Money Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770
Strong Advantage Fund, Inc., SEC file number: 811-5667
Strong Municipal Advantage Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770